                                                                    EXHIBIT 10.4

                             SPLIT DOLLAR AGREEMENT

         THIS AGREEMENT made this 19th day of October, 1984, between Fabri-Centers of America, Inc. ("Corporation"), an Ohio corporation, and Betty Rosskamm ("Employee"). This Agreement involves a life insurance policy number 4839071 ("Policy") with an initial face amount of $1,600,000 insuring the life of Betty Rosskamm purchased from Great West Life Assurance Company ("Insurance Company").

         1. Description of Policy and Ownership. The Policy has or will be issued in such form that the Employee (or her designee) shall be named as the owner. Except as modified by this Agreement, the Employee or her designee as owner, is entitled to exercise all of the rights available under the Policy. For example, the Employee or her designee is entitled to designate the beneficiary of the Policy and is entitled to change the beneficiary.

         2. Premiums. The Corporation may, in its discretion, from time to time advance to the Employee a sum of money equal to all or a portion of the premium on the Policy. At the request of the Employee, the Corporation may, in its discretion, pay such advances directly to the Insurance Company.

         3. Corporation's Rights. In exchange for such advances, the Corporation shall have the limited rights described in this paragraph. The Corporation shall

         (1)      upon surrender of the Policy,

         (2) upon termination of this agreement prior to the death of the insured or

         (3) upon the death of the insured prior to surrender of the Policy or termination of this Agreement have the right to payment for the surrender or death proceeds of the Policy an amount equal to the sum of the unrepaid advances the Corporation has made under this Agreement. Such payment to the Corporation shall be made at the time of the surrender of the Policy or at the time of the death of the insured. The Employee may, however, in his discretion, make such payment to the Corporation at any earlier time. Such payment to the Corporation from the Policy proceeds or from the Employee shall be a complete discharge of all obligations under this Agreement. Upon receipt of such payment, the Corporation shall execute a release of the assignment of the Policy. The Corporation's rights in the Policy shall be satisfied first from paid-up additions, if any, and then from guaranteed values. The Corporation shall have no right to surrender the Policy, no right to borrow from the Policy, no right to pledge the Policy as collateral, and no right to assign its rights to anyone other than the owner of the Policy.

         4. Assignment. The Corporation's rights shall be evidenced by an Assignment signed by the owner of the Policy. The Corporation shall take no action that would endanger the interest of the Employee or her designee under the Policy, or the payment to the beneficiary of that portion of the Policy proceeds provided by this Agreement.

         5. Termination. This Agreement shall terminate on the eighth (8th) anniversary of the date of issue of the Policy as shown on the Policy. Further. either the Corporation or the Employee may terminate this Agreement at any time following thirty (30) days written notice to the other party.

         6. Successors and Assigns. All the Corporation's rights under this Agreement will pass to and this Agreement will be binding upon the Corporation's successors and assigns. All the Employee's rights under this Agreement will pass to and this Agreement will be binding upon the Employee's assigns, heirs, beneficiaries, executors and administrators.

         Signed and effective the day and date first written above.

                                          By: /s/ MARTIN ROSSKAMM
                                              ----------------------------
                                                                 President

                                                /s/ BETTY ROSSKAMM
                                                --------------------------
                                                              Individually

                             SPLIT DOLLAR AGREEMENT


         THIS AGREEMENT made this 19th day of October, 1984, between Fabri-Centers of America, Inc. ("Corporation"), an Ohio corporation, and Betty Rosskamm ("Employee"). This Agreement involves a life insurance policy number 4839070 ("Policy") with an initial face amount of $1,600,000 insuring the life of Betty Rosskamm purchased from Great West Life Assurance Company ("Insurance Company").

         1. Description of Policy and Ownership. The Policy has or will be issued in such form that the Employee (or her designee) shall be named as the owner. Except as modified by this Agreement, the Employee or her designee as owner, is entitled to exercise all of the rights available under the Policy. For example, the Employee or her designee is entitled to designate the beneficiary of the Policy and is entitled to change the beneficiary.

         2. Premiums. The Corporation may, in its discretion, from time to time advance to the Employee a sum of money equal to all or a portion of the premium on the Policy. At the request of the Employee, the Corporation may, in its discretion, pay such advances directly to the Insurance Company.

         3. Corporation's Rights. In exchange for such advances, the Corporation shall have the limited rights described in this paragraph. The Corporation shall

         (1)      upon surrender of the Policy,

         (2) upon termination of this agreement prior to the death of the insured or

         (3) upon the death of the insured prior to surrender of the Policy or termination of this Agreement have the right to payment for the surrender or death proceeds of the Policy an amount equal to the sum of the unrepaid advances the Corporation has made under this Agreement. Such payment to the Corporation shall be made at the time of the surrender of the Policy or at the time of the death of the insured. The Employee may, however, in his discretion, make such payment to the Corporation at any earlier time. Such payment to the Corporation from the Policy proceeds or from the Employee shall be a complete discharge of all obligations under this Agreement. Upon receipt of such payment, the Corporation shall execute a release of the assignment of the Policy. The Corporation's rights in the Policy shall be satisfied first from paid-up additions, if any, and then from guaranteed values. The Corporation shall have no right to surrender the Policy, no right to borrow from the Policy, no right to pledge the Policy as collateral, and no right to assign its rights to anyone other than the owner of the Policy.

         4. Assignment. The Corporation's rights shall be evidenced by an Assignment signed by the owner of the Policy. The Corporation shall take no action that would endanger the interest of the Employee or her designee under the Policy, or the payment to the beneficiary of that portion of the Policy proceeds provided by this Agreement.

         5. Termination. This Agreement shall terminate on the eighth (8th) anniversary of the date of issue of the Policy as shown on the Policy. Further, either the Corporation or the Employee may terminate this Agreement at any time following thirty (30) days written notice to the other party.

         6. Successors and Assigns. All the Corporation's rights under this Agreement will pass to and this Agreement will be binding upon the Corporation's successors and assigns. All the Employee's rights under this Agreement will pass to and this Agreement will be binding upon the Employee's assigns, heirs, beneficiaries, executors and administrators.

         Signed and effective the day and date first written above.

                                            By: /s/ MARTIN ROSSKAMM
                                                ----------------------------
                                                                   President

                                                  /s/ BETTY ROSSKAMM
                                                  --------------------------
                                                                Individually